Exhibit 99.1

Zentalis Pharmaceuticals Strengthens Management Team with Key Appointments

Diana Hausman, M.D., Accomplished Oncologist and Drug Developer, Appointed Chief Medical Officer

Kyle Rasbach, Ph.D., Pharm.D., Experienced Biotechnology Portfolio Manager, Appointed Chief Business Officer

NEW YORK & SAN DIEGO, January 25, 2024 -- Zentalis® Pharmaceuticals, Inc. (Nasdaq: ZNTL), a clinical-stage biopharmaceutical company discovering and developing clinically differentiated small molecule therapeutics targeting fundamental biological pathways of cancer, today announced that Diana Hausman, M.D., a member of Zentalis’ Board of Directors, was appointed as Chief Medical Officer, and Kyle Rasbach, Ph.D., Pharm.D., was appointed as Chief Business Officer.

“We are pleased to welcome Diana and Kyle to our management team. Diana brings deep oncology development experience and a detailed understanding of the azenosertib clinical plans as a result of her service on our Board of Directors. Diana is ideally suited to help us execute on our clinical development strategy for our potentially transformative WEE1 inhibitor, azenosertib, which remains on track across multiple ongoing studies,” said Kimberly Blackwell, M.D., Chief Executive Officer of Zentalis. “Kyle comes to us from Eventide Asset Management, where he co-managed their Healthcare and Life Sciences Fund and developed an understanding of the Company and the potential of azenosertib in ovarian cancer and other tumors. We believe Kyle’s experience as a biotechnology portfolio manager, with a background in scientific research, will help us drive the Company’s growth and value creation.”

Dr. Hausman is an oncologist with extensive experience in all aspects of drug development and clinical strategy. She has over a decade of experience as a Chief Medical Officer, having previously served in the role at Link Immunotherapeutics, Lengo Therapeutics, Zymeworks, and Oncothyreon. During her career, she has contributed to the development of multiple cancer therapeutics, including small molecules, antibody drug conjugates, and immunotherapies. Her experience includes overseeing trials from first-in-human/Phase 1 to Phase 3. Dr. Hausman currently serves on the Board of Directors of Immuneering. In connection with her appointment as Chief Medical Officer, Dr. Hausman resigned from Zentalis’ Board of Directors. Dr. Hausman holds an M.D. from the University of Pennsylvania School of Medicine, and an A.B. in biology from Princeton University.

Dr. Hausman will succeed Carrie Brownstein, M.D., who is stepping down for personal reasons. Dr. Brownstein will remain with Zentalis as a consultant for a transitional period. “Carrie built an incredibly talented team during her time with us. I would like to thank Carrie for her leadership and contributions to advancing azenosertib in the clinic,” stated Dr. Blackwell.

Dr. Rasbach comes to Zentalis from Eventide Asset Management, where he was a Portfolio Manager for Eventide’s healthcare and life sciences strategies, a Managing Director for Eventide Ventures, and a Senior Research Analyst for other Eventide investments. Dr. Rasbach has extensive experience in clinical pharmacology, basic science, and healthcare equity research. Prior to joining Eventide, Dr. Rasbach was a Managing Partner at Pappas Capital, an equity research analyst and Vice President at T. Rowe Price, and an equity research associate and Vice President at Cowen and Company. Dr. Rasbach holds a Ph.D. in Pharmaceutical and Biomedical Sciences as well as a Pharm.D. from the Medical University of South Carolina, an M.B.A. from The Citadel, and a B.S. from Denison University.

About Zentalis Pharmaceuticals

Zentalis® Pharmaceuticals, Inc. is a clinical-stage biopharmaceutical company discovering and developing clinically differentiated small molecule therapeutics targeting fundamental biological pathways of cancers. The Company’s lead product candidate, azenosertib (ZN-c3), is a potentially first-in-class and best-in-class WEE1 inhibitor for advanced solid tumors and hematologic malignancies. Azenosertib is being evaluated as a monotherapy and in combination across multiple clinical trials and has broad franchise potential. In clinical trials, azenosertib has been well tolerated and has demonstrated anti-tumor activity as a single agent across multiple tumor types and in combination with several chemotherapy backbones. As part of its azenosertib clinical development program, the Company is exploring enrichment strategies targeting tumors of high genomic instability, such as Cyclin E1 positive tumors and homologous recombination deficient tumors. The Company is also leveraging its extensive experience and capabilities across cancer biology and medicinal chemistry to advance its research on protein degraders. Zentalis has operations in both New York and San Diego.

For more information, please visit www.zentalis.com. Follow Zentalis on Twitter at @ZentalisP and on LinkedIn at www.linkedin.com/company/zentalis-pharmaceuticals.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the anticipated contribution and value of new management team members; the potential for azenosertib to be transformative; our plans to drive the Company’s growth and value creation; the potential of azenosertib in ovarian cancer and other tumors; our plans to execute on our clinical development strategy for azenosertib; the potential for azenosertib to be first-in-class and best-in-class; the broad franchise potential of azenosertib; our plans to explore enrichment strategies targeting tumors of high genomic instability; and our plans to advance our research on protein degraders. The terms “advance,” “believe,” “drive,” “is,” “potentially,” “will,” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our plans, including the costs thereof, of development of any diagnostic tools, if needed; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; significant costs as a result of operating as a public company; and the other important factors discussed under the caption “Risk Factors” in our most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (SEC) and our other filings with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
ZENTALIS® and its associated logos are trademarks of Zentalis and/or its affiliates. All website addresses and other links in this press release are for information only and are not intended to be an active link or to incorporate any website or other information into this press release.

Contact

Carlo Tanzi, Ph.D.
Kendall Investor Relations
ctanzi@kendallir.com